                            SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:

                         [ ] PRELIMINARY PROXY STATEMENT

     [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                                  14a-6(e)(2))

                         [X] DEFINITIVE PROXY STATEMENT

                       [ ] DEFINITIVE ADDITIONAL MATERIALS

                   [ ] SOLICITING MATERIAL PURSUANT TO SECTION
                                   240.14a-12

                          HYDROMAID INTERNATIONAL, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               [X] NO FEE REQUIRED

  [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11.

            1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION
                                  APPLIES: N/A

         2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                                       N/A

       3)PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE
         FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED): N/A

             4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION: N/A

                             5) TOTAL FEE PAID: $0.

               [ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
     [ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS
     PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT
           NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

                         1) AMOUNT PREVIOUSLY PAID: $0.

              2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.: N/A

                              3) FILING PARTY: N/A

                               4) DATE FILED: N/A

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JULY 26, 2001

                          HYDROMAID INTERNATIONAL, INC.

     You are cordially invited to attend a Special Meeting of Stockholders of HYDROMAID INTERNATIONAL, INC. (the "Company"), which will be held Thursday, July 26, 2001 at the Company's offices at 1350 East Draper Parkway, Draper, Utah 84020, telephone number (801) 553-8753 at 10:00 a.m. local time, or any adjournment thereof for the following purposes:

     1. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 40,000,000:

     Only stockholders of record at the close of business on June 26, 2001 will be entitled to vote at the Special Meeting or adjournment thereof.


                                        By Order of the Board of Directors

                                        Culley W. Davis
                                        Chairman of the Board

June 26, 2001


                                    IMPORTANT

PLEASE COMPLETE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE RETURNED YOUR PROXY.

                          HYDROMAID INTERNATIONAL, INC.
                               1350 Draper Parkway
                               Draper, Utah 84020

                            -------------------------

                                 PROXY STATEMENT

                                  June 26, 2001

                                 ---------------

             REGARDING AN AMENDMENT TO THE ARTICLES OF INCORPORATION
                  TO INCREASE THE NUMBER OF OUTSTANDING SHARES

                                 ---------------

                             SOLICITATION OF PROXIES

DATE, TIME, AND PLACE

     This Proxy Statement and the accompanying proxy/voting instruction form ("Proxy Form") are being mailed beginning on or about the date shown above, to holders of common shares (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or "Board") of HYDROMAID INTERNATIONAL, INC., a Nevada corporation (the "Company"), to be used at a Special Meeting of Stockholders (the "Meeting"), to be held July 26, 2001 at the Company's offices at 1350 East Draper Parkway, Draper, Utah 84020, telephone number (801) 553-8753 at 10:00 a.m. local time, or any adjournment thereof.

QUORUM, VOTING, AND VOTING SECURITIES

     Proxies are solicited to give all Stockholders of record at the close of business on June 26, 2001 (the "Record Date"), an opportunity to vote on matters that come before the Meeting. This procedure is necessary because Stockholders live in various states and many may not be able to attend the Meeting. Shares of Common Stock (the "Shares") can be voted only if the Stockholder is present in person or is represented by proxy. The presence in person or by proxy of the holders of a majority of the total outstanding voting Shares is necessary to constitute a quorum at the Meeting.

     When your Proxy Form is returned properly signed, the Shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed Proxy Form. If your Proxy Form is signed and returned without specifying choices, the Shares will be voted as recommended by the Board of Directors. Abstentions marked on the Proxy Form and broker non-votes are voted neither "for" nor "against" items being voted upon, but are counted in the determination of a quorum.

     As of the Record Date, there were approximately 26,915,000 Shares outstanding. Each outstanding Share is entitled to one vote on each matter properly brought before the Meeting.

REVOCABILITY OF PROXY

     If you wish to give your proxy to someone other than the persons designated by the Board of Directors, all names appearing on the enclosed Proxy Form must be crossed out and the name of another person or persons inserted. The signed card must be presented at the Meeting by the person or persons representing you. You may revoke your proxy at any time before it is voted at the Meeting by executing a later-dated proxy, by voting by ballot at the Meeting, or by filing a written revocation of your proxy with the Company before the Meeting.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY FORM WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As a matter of policy, proxies, ballots, and voting tabulations that identify individual Stockholders are kept private by the Company. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing Proxy Forms and tabulating the vote. The vote of any Stockholder is not disclosed except as may be necessary to meet legal requirements.

SOLICITATION AND COST

     The Company will bear all costs and expenses related to this solicitation of proxies by the Board of Directors, including the costs of preparing, printing, and mailing to the Stockholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the Directors, Officers, and employees of the Company, without receiving additional compensation, may solicit proxies personally, by telephone, or by any other means of communication.

DESCRIPTION OF SECURITIES

     The Company has one class of securities authorized, consisting of 30,000,000 shares of $0.001 par value common voting stock. The holders of the Company's common stock are entitled to one vote per share on each matter submitted to a vote at a meeting of stockholders. The shares of common stock do not carry cumulative voting rights in the election of directors, except upon the specific request for such right from any voting Stockholder.

     Stockholders of the Company have no pre-emptive rights to acquire additional shares of common stock or other securities. The common stock is not subject to redemption rights and carries no subscription or conversion rights. In the event of liquidation of the Company, the shares of common stock are entitled to share equally in corporate assets after satisfaction of all liabilities. All shares of the common stock now outstanding are fully paid and non-assessable.

     There is no provision in the Company's Articles of Incorporation, as amended, or Bylaws, as amended, that would delay, defer, or prevent a change in control of the Company.

CERTAIN PROVISIONS OF THE NEVADA GENERAL CORPORATION LAW

     As a Nevada corporation, the Company is subject to the Nevada General Corporation Law. Certain provisions of Nevada law create rights that might be deemed material to the Stockholders under certain circumstances. Other provisions might delay or make more difficult acquisitions of the Company's stock or changes in control or might also have the effect of preventing changes in management or might make it more difficult to accomplish transactions that some Stockholders may believe in their best interests.

     Among the rights granted under Nevada law which might be considered material is the right for Stockholders to dissent from certain corporate actions and obtain payment for their shares (see Nevada Revised Statutes ("NRS") 92A.380-390). This right is subject to exceptions that may arise in the event of mergers or plans of exchange. This right normally applies if stockholder approval of the corporate action is required either by Nevada law or by the terms of the Articles of Incorporation.

             AUTHORIZATION TO AMEND THE ARTICLES OF INCORPORATION TO
                 INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES
                                (ITEM 1 ON PROXY)

     The Board of Directors has approved and recommends that the Stockholders approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 40,000,000. The Board recommends the increase in the number of authorized shares to allow the Company to raise additional capital through the sale of its shares and to pursue growth through acquisitions.

     At the present time, the Company is in negotiations to acquire EcoSafe, LLC, a Utah limited liability company. EcoSafe has developed a washing machine cleaning resin and delivery system which could significantly reduce the amount of water needed for cleaning clothes, and eliminate the need to add detergent to clean each load of laundry. As consideration for the transaction, the Company plans to issue 3,000,000 shares of its common stock to current EcoSafe shareholders. Additionally, upon review, analysis, and favorable results of industry experts of EcoSafe's cleaning resin, Hydromaid will issue an additional 1,000,000 shares of its common stock to current EcoSafe shareholders.

    Because the Company has 26,915,000 shares outstanding and approximately 1,500,000 shares reserved for issuance upon the exercise of outstanding stock options priced between $.25 and $5.00, the Company anticipates needing to use approximately 2,500,000 of the shares proposed to be authorized hereby to acquire EcoSafe.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding Shares is required to approve this proposal. Management intends to vote "FOR" the proposal to amend the Articles of Incorporation to increase the number of authorized shares.

                         MISCELLANEOUS AND OTHER MATTERS

     Management knows of no matters to come before the Meeting other than those specified herein. If any other matter should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

     A COPY OF THE COMPANY'S CURRENT ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, HAS PREVIOUSLY BEEN MAILED TO EACH STOCKHOLDER. ADDITIONAL COPIES MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITING TO: HYDROMAID INTERNATIONAL, INC., 1350 EAST DRAPER PARKWAY, DRAPER, UTAH 84020. COPIES OF ANY EXHIBITS TO THE ANNUAL REPORT, SPECIFICALLY LISTED IN THE ANNUAL REPORT, MAY BE OBTAINED BY STOCKHOLDERS WITH A CHARGE EQUAL TO THE COMPANY'S COST TO COPY AND SEND ANY REQUESTED EXHIBIT.

                          HYDROMAID INTERNATIONAL, INC.

                 PROXY FORM FOR SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 26, 2001

     The undersigned hereby constitutes and appoints Culley W. Davis and Bruce
H. Haglund, and each of them, the true and lawful attorneys, agents, and proxies of the undersigned, with full power of substitution, to vote with respect to all the shares of Common Stock, par value $.001, of HYDROMAID INTERNATIONAL, INC. (the "Company"), standing in the name of the undersigned at the close of business on June 26, 2001, at the Special Meeting of Stockholders to be held July 26, 2001, and at any and all adjournments and postponements thereof, to vote:

1. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 40,000,000:

                FOR                   AGAINST                     ABSTAIN
          ------                ------                     ------

The shares represented by this Proxy will be voted in the manner directed herein by the undersigned stockholder. If no directions to the contrary are made, this Proxy will be voted FOR Proposal 1.


                                        DATED: _______________________, 2001


                                        ------------------------------------
                                        (Signature)

                                        ------------------------------------
                                        (Signature, if held jointly)


IMPORTANT: Please sign exactly as your name appears at the left. Each joint owner should sign. Executors, administrators, and trustees should give full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

     Please mark, sign, date, and return promptly.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HYDROMAID INTERNATIONAL, INC.